EXHIBIT 99.1

Alignment Healthcare Reports Third Quarter Results; Continues to Beat Guidance Across All Key Financial Metrics; Raises Full-Year 2022 Outlook

  Reports $360.3 million in total revenue, up 22.8% year-over-year
  Exceeds high end of guidance on four key performance indicators: membership, revenue, adjusted gross profit and adjusted EBITDA
  Earns high performance and quality ratings from Centers for Medicare & Medicaid Services, demonstrating replicability of business model driven by company's proprietary AVA® data platform

ORANGE, Calif., Nov. 03, 2022 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (NASDAQ: ALHC), a tech-enabled Medicare Advantage company, today reported financial results for its third quarter ended Sept. 30, 2022.

“Alignment Healthcare’s solid performance in the third quarter is a testament to the repeatability and scalability of our operating model,” said John Kao, founder and CEO. “The quarter shows how strategic long-term investments in our people and our technology allow us to effectively deliver durable financial results across the markets we serve.”

“Key to this success is Alignment’s proprietary data platform AVA® and the insights it provides across our business to drive value and innovation year after year, as evidenced by our 2023 star ratings,” Kao added. “Achieving 5 out of 5 stars in North Carolina in our first year and maintaining a notable 4 out of 5 stars for our HMO plan in California for the sixth consecutive year puts approximately 95% of our members in plans rated 4 stars or greater, at a time when the number of plans nationwide achieving 4- and 5-star ratings have dropped by double-digit percentages over the last year. This quarter’s results have added significant momentum to an already impressive first half of the year and drive confidence in our team’s ability to achieve our full-year financial targets.”

Third Quarter 2022 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended Sept. 30, 2021.

  Health plan membership at the end of the quarter was approximately 98,000, up 14.0% year over year
  Total revenue was $360.3 million, up 22.8% year over year
  Health plan premium revenue of $345.4 million represented 23.9% growth year over year
  Adjusted gross profit was $49.5 million and loss from operations was ($33.4) million
    Adjusted gross profit excludes depreciation and amortization of $4.5 million and selling, general, and administrative expenses of $76.5 million (which includes $16.8 million of equity-based compensation). Adjusted gross profit also excludes an additional $1.9 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 86.3%
  Adjusted EBITDA was ($9.5) million and net loss was ($40.2) million
  As of Sept. 30, 2022, total cash was $567.4 million, and debt was $165.0 million (excluding unamortized debt issuance costs)
    Total cash includes an early payment of approximately $117 million from the Centers for Medicare & Medicaid Services, reflected in an increase to deferred premium revenue

Adjusted Gross Profit is reconciled as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
(dollars in thousands)
Loss from operations	$(33,410)	$(41,450)	$(76,533)	$(134,606)
Add back:
Equity-based compensation (medical expenses)	1,912	2,435	6,751	11,458
Depreciation (medical expenses)	57	53	149	159
Depreciation and amortization	4,456	4,080	12,586	11,725
Selling, general, and administrative expenses	76,452	76,846	212,418	212,910
Total add back	82,877	83,414	231,904	236,252
Adjusted gross profit	$49,467	$41,964	$155,371	$101,646
Adjusted gross profit %	13.7%	14.3%	14.5%	11.7%
Medical benefit ratio	86.3%	85.7%	85.5%	88.3%

Adjusted EBITDA is reconciled as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
(dollars in thousands)
Net loss	$(40,247)	$(45,816)	$(92,644)	$(147,452)
Add back:
Interest expense	4,605	4,414	13,496	12,991
Depreciation and amortization	4,513	4,133	12,735	11,884
Income taxes	167	—	167	—
EBITDA	(30,962)	(37,269)	(66,246)	(122,577)
Equity-based compensation(1)	18,687	30,511	58,833	93,185
Reorganization and transaction-related expenses(2)	579	457	579	4,058
Acquisition expenses(3)	7	789	1,066	1,090
Loss on sublease(4)	—	—	509	—
Loss on extinguishment of debt	2,196	—	2,196	—
Adjusted EBITDA	$(9,493)	$(5,512)	$(3,063)	$(24,244)

(1)	2022 represents equity-based compensation related to grants made in the current year, as well as equity-based compensation related to the timing of the IPO, which includes previously issued stock appreciation rights liability awards, modifications related to transaction vesting units, and grants made in conjunction with the IPO. 2021 represents equity-based compensation related to the timing of the IPO as previously discussed. Equity-based compensation expense for the nine months ended September 30, 2021 includes $11.4 million related to the cash settlement of pre-IPO stock appreciation rights.

(2)	Represents legal, professional, accounting and other advisory fees related to our pre-IPO corporate reorganization and the IPO that are considered non-recurring and non-capitalizable.
(3)	Represents acquisition-related fees, such as legal and advisory fees, that are non-capitalizable.
(4)	Represents loss related to right of use (“ROU”) assets that were subleased in the second quarter of 2022.

Outlook for Fourth Quarter and Fiscal Year 2022

	Three Months Ending December 31, 2022		Twelve Months Ending December 31, 2022
$ Millions	Low	High	Low	High
Health Plan Membership	98,000	99,000	98,000	99,000
Revenue	$338	$343	$1,410	$1,415
Adjusted Gross Profit[1]	$34	$37	$189	$192
Adjusted EBITDA[2]	($30)	($27)	($33)	($30)

_______________________

  Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses. We cannot reconcile our estimated ranges for adjusted gross profit to loss from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for loss from operations, without unreasonable efforts because of the uncertainty around certain items that may impact loss from operations, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.
  Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses, equity-based compensation expense, loss on sublease and loss on extinguishment of debt. We cannot reconcile our estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.

Conference Call Details
The company will host a conference call at 5:30 p.m. EDT today to discuss these results and management’s outlook for future financial and operational performance. Participants can pre-register for or join the webcast at the start of the conference call by navigating to https://edge.media-server.com/mmc/p/bp29iep6. A live audio webcast will be available online at https://ir.alignmenthealth.com/. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web links, and will remain available for approximately 12 months.

About Alignment Health
Alignment Health is championing a new path in senior care that empowers members to age well and live their most vibrant lives. A consumer brand name of Alignment Healthcare (NASDAQ: ALHC), Alignment Health is a tech-enabled Medicare Advantage company that offers more than 40 benefits-rich, value-driven plans that serve 38 counties across four states. The company partners with nationally recognized and trusted local providers to deliver coordinated care, powered by its customized care model, 24/7 concierge care team and purpose-built technology, AVA®. Based in California, the company’s mission-focused team makes high-quality, low-cost care a reality for members every day. As it expands its offerings and grows its national footprint, Alignment upholds its core values of leading with a serving heart and putting the senior first. For more information, visit www.alignmenthealth.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the fourth quarter ending December 31, 2022, and year ending December 31, 2022. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; risks associated with being a government contractor; changes in laws and regulations applicable to our business model; risks related to our indebtedness, including the potential for rising interest rates; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; the impact of shortages of qualified personnel and related increases in our labor costs; and the impact of COVID-19 on our business and results of operation. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2021, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Condensed Consolidated Balance Sheets (in thousands, except par value and share amounts) (Unaudited)

	September 30, 2022	December 31, 2021
Assets
Current Assets:
Cash	$567,446	$466,600
Accounts receivable (less allowance for credit losses of $217 at September 30, 2022 and $111 at December 31, 2021, respectively)	88,220	58,512
Prepaid expenses and other current assets	36,493	27,747
Total current assets	692,159	552,859
Property and equipment, net	35,577	30,358
Right of use asset, net	6,085	7,853
Goodwill and intangible assets, net	37,618	35,116
Other assets	6,104	4,709
Total assets	$777,543	$630,895
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$171,395	$125,886
Accounts payable and accrued expenses	20,691	16,962
Deferred premium revenue	116,767	469
Accrued compensation	31,411	23,928
Total current liabilities	340,264	167,245
Long-term debt, net of debt issuance costs	160,677	150,620
Long-term portion of lease liabilities	4,458	6,975
Total liabilities	505,399	324,840

Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 and 0 shares authorized as of September 30, 2022 and December 31, 2021, respectively; no shares issued and outstanding as of September 30, 2022 and December 31, 2021	—	—
Common stock, $.001 par value; 1,000,000,000 shares authorized as of September 30, 2022 and December 31, 2021; 187,263,976 and 187,193,613 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	187	187
Additional paid-in capital	947,295	888,547
Accumulated deficit	(675,338)	(582,694)
Total Alignment Healthcare, Inc. stockholders' equity	272,144	306,040
Noncontrolling interest	—	15
Total stockholders' equity	272,144	306,055
Total liabilities and stockholders' equity	$777,543	$630,895

Condensed Consolidated Statements of Operations (in thousands, except per share amounts) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues:
Earned premiums	$359,978	$293,275	$1,071,450	$869,014
Other	370	191	898	485
Total revenues	360,348	293,466	1,072,348	869,499
Expenses:
Medical expenses	312,850	253,990	923,877	779,470
Selling, general, and administrative expenses	76,452	76,846	212,418	212,910
Depreciation and amortization	4,456	4,080	12,586	11,725
Total expenses	393,758	334,916	1,148,881	1,004,105
Loss from operations	(33,410)	(41,450)	(76,533)	(134,606)
Other expenses:
Interest expense	4,605	4,414	13,496	12,991
Other expenses (income)	(131)	(48)	252	(145)
Loss on extinguishment of debt	2,196	—	2,196	—
Total other expenses	6,670	4,366	15,944	12,846
Loss before income taxes	(40,080)	(45,816)	(92,477)	(147,452)
Provision for income taxes	167	—	167	—
Net loss attributable to Alignment Healthcare, Inc.	$(40,247)	$(45,816)	$(92,644)	$(147,452)

Total weighted-average common shares outstanding - basic and diluted	182,123,363	177,828,872	180,765,300	169,786,542
Net loss per share - basic and diluted	$(0.22)	$(0.26)	$(0.51)	$(0.87)

Condensed Consolidated Statements of Cash Flows (in thousands) (Unaudited)

	Nine Months Ended September 30,
	2022	2021
Operating Activities:
Net loss	$(92,644)	$(147,452)
Adjustments to reconcile net loss to net cash used in operating activities:
Provision for credit loss	150	74
Loss on sublease	510	—
Depreciation and amortization	12,735	11,884
Amortization-debt issuance costs and investment discount	1,608	1,681
Amortization of payment-in-kind interest	2,943	3,118
Equity-based compensation and common stock payments	58,833	81,786
Non-cash lease expense	2,151	2,001
Loss on extinguishment of debt	2,196	—
Changes in operating assets and liabilities:
Accounts receivable	(29,840)	(6,731)
Prepaid expenses and other current assets	(8,742)	(11,829)
Other assets	(137)	8
Medical expenses payable	45,509	15,402
Accounts payable and accrued expenses	2,030	(539)
Deferred premium revenue	116,298	96
Accrued compensation	7,484	4,638
Lease liabilities	(3,126)	(2,779)
Payment-in-kind interest	(14,122)	—
Net cash provided by (used in) operating activities	103,836	(48,642)
Investing Activities:
Purchase of business, net of cash received	(2,393)	—
Asset acquisition, net of cash received	—	(1,405)
Purchase of investments	(2,825)	(2,475)
Sale of investments	2,425	1,425
Acquisition of property and equipment	(17,317)	(15,409)
Net cash used in investing activities	(20,110)	(17,864)
Financing Activities:
Repurchase of noncontrolling interest	(100)	15
Equity repurchase	—	(1,474)
Issuance of long-term debt	165,000	—
Debt issuance costs	(4,601)	—
Repayment of long-term debt	(143,179)	—
Issuance of common stock	—	390,600
Common stock issuance costs	—	(29,011)
Net cash provided by financing activities	17,120	360,130
Net increase in cash	100,846	293,624
Cash and restricted cash at beginning of period	468,350	207,811
Cash and restricted cash at end of period	$569,196	$501,435
Supplemental disclosure of cash flow information:
Cash paid for interest	$22,447	$8,193
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$290	$438
Purchase of business in accounts payable	$375	$—

The following table provides a reconciliation of cash and restricted cash reported within the condensed consolidated balance sheets to the total above:

	September 30, 2022	September 30, 2021
Cash	$567,446	$500,485
Restricted cash in other assets	1,750	950
Total	$569,196	$501,435

Non-GAAP Financial Measures

Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses, equity-based compensation expense, loss on sublease and loss on extinguishment of debt.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net loss, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)

We calculate our MBR by dividing total medical expenses excluding depreciation and equity-based compensation by total revenues in a given period.

Adjusted Gross Profit

Adjusted Gross Profit is a non-GAAP financial measure that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses.

Adjusted Gross Profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted Gross Profit in lieu of loss from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted Gross Profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Harrison Zhuo
hzhuo@ahcusa.com

Media Contact
Maggie Habib
mPR, Inc. for Alignment Healthcare
alignment@mpublicrelations.com